SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement     [ ] Confidential, for use of the
                                             Commission only as permitted by
                                             Rule 14a-6(e)(2).

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               Liz Claiborne, Inc.
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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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
                               LIZ CLAIBORNE, INC.
                                  1441 Broadway
                               New York, NY 10018


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                      CORRECTION TO PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 2004


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The last sentence of the sixth paragraph under the heading "Executive
Compensation: Employment Arrangements - Agreements with Paul R. Charron" appearing on page 18 of the Liz Claiborne, Inc. Proxy Statement for the Annual Meeting of Stockholders to be held on May 20, 2004, filed on April 2, 2004, incorrectly overstated the amount credited to Mr. Charron's unfunded deferred compensation plan (the "UDCP") as of January 3, 2004 by approximately $6,513,000.

The correct amount credited to the UDCP as of January 3, 2004 is $8,243,157, with $1,730,354 credited to the Deferred Salary Account and $6,512,803 credited to the Retirement Income Account.